AnalystsMeeting

Exhibit 99.2

Stephen Bruffett

Vice President and Treasurer, Yellow Corporation

Forward-looking Statements

This presentation (and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “will,” “remain,” “estimated,” “anticipated” and similar expressions are intended to identify forward-looking statements.   The expectations set forth in this release regarding accretion, incremental margins, economic recovery, achievement of annual savings and synergies, achievement of strong cash flow, sufficiency of cash flow to fund capital expenditures and achievement of debt reduction targets are only the parties’ expectations regarding these matters.   Actual results could differ materially from these expectations depending on factors such as the combined company’s cost of capital, the ability of the combined company to identify and implement cost savings, synergies and efficiencies in the time frame needed to achieve these expectations, prior contractual commitments of the combined companies and their ability to terminate these commitments or amend, renegotiate or settle the same, the combined company’s actual capital needs, the absence of any material incident of property damage or other hazard that could affect the need to effect capital expenditures, any unforeseen merger or acquisition opportunities that could affect capital needs, the costs incurred in implementing synergies and the factors that generally effect both Yellow and Roadway businesses as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies respective Annual Reports on Form 10-K for the year ended December 31, 2002. Yellow plans regarding the maintenance of the separate Yellow and Roadway brands and networks, technology matters, service offerings, the focus on administrative and back office synergies and are only its current plans and intentions regarding these matters.  Actual actions that the combined company may take may differ from time to time as the combined company may deem necessary or advisable in the best interest of the combined company and its shareholders to attempt to achieve the successful integration of the companies, the synergies needed to make the transaction a financial success and to react to the economy and the combined company’s market for its transportation services.

AnalystsMeeting

Bill Zollars

Chairman, President and CEO, Yellow Corporation

Reinventing A Company

“It is not the strongest of the
species that survive, nor the
most intelligent, but those
most responsive to change.”

                                                                                                                                     - Charles Darwin

William “Refrigerator” Perry

Height: 6-2

Speed: Slow

Power: Enormous

Weight: 315

Agility: None

Versatility: Low

The Old Yellow

Big

Slow

U.S.A. Only

One Trick Pony

Regulated

Inwardly Obsessed

Technology Aware

75 Year History

Yellow

Worst of ‘97

Barry Sanders (The New Team Yellow)

Height: 5-8

Speed: Lightning Fast

Power: Focused

Weight: 200

Agility: Nimble

Versatility: High

The New Yellow

Big

Nimble/Flexible

Global

Service Portfolio

Highly Competitive

Customer Centric

Technology Driven

Strong Brand

“Change everything fast
and all at once.”

                                 - Gordon Bethune

Continental Airlines

At Yellow, Everything
Starts With The Customer

Before and After

Our business used to be:

Trucking

Freight Movement

Less Than Truckload (LTL)

Now our business is:

Services that satisfy consumer needs

Services that give consumers peace of mind

Services that deliver on promises

Where To Start?

“Need A Light
On The Hill”

Our Core Purpose

To make global commerce work
by connecting people, places
and information.

Our Vision

Yellow will be the leading provider
of guaranteed, time-definite,
defect-free, hassle-free
transportation services for
business customers worldwide.

How Do We Get
To The Vision?

How Do We Get To The Vision?

People

Process

Technology

People

Challenge –

Create a High Performance /

Customer Centric Culture

People

Changing Culture Is Like

Changing The Company’s DNA

People

Management Team

Well-balanced

Yellow, Kodak, Ryder, P&G, Bristol Myers, FedEx,
General Electric, Hillenbrand, Motorola, Baker Hughes,
Hertz, SABRE, Honeywell

People

Relentless Repetition

of Vision

People

Enabling Organization

People

Fallacy -

            “Any Organizational Structure
Will Work With The Right People.”

People

Truth -

            “The Best People Operating In
The Best Structure Will Always Win.”

New Structure At Yellow

(or anywhere)

New Structure At Yellow (or anywhere)

Destroy Silos / Build Teams

New Structure At Yellow (or anywhere)

Decisions Close To Customers

New Structure At Yellow (or anywhere)

Demand Entrepreneurship
Without Sub-optimizing

New Structure At Yellow (or anywhere)

Create Passion

New Structure At Yellow (or anywhere)

Train, Train, Train

New Structure At Yellow (or anywhere)

Reinforce Right Behavior
With Incentives

Process

Process

Engineer From The Ground Up

2-year effort

Identify best practices

Focus on short interval scheduling

Certify and audit

Institutionalize

Process

Engineer From The Ground Up

Results

Faster

More consistent

More predictable

Process

Train, Train, Train

Technology

Technology

Get Focused

Technology

Make The Investment

Technology

Stay Light On Your Feet

Technology

Relentless On
Development vs. Maintenance

Technology

Train, Train, Train

How Do We Get To The Vision?

People

Process

Technology

Progress

Highest Customer Satisfaction Ever

Satisfaction

Likelihood to

Recommend

Intent to

Purchase

Secure

Progress

Highest Employee Satisfaction

Lowest Voluntary Turnover

One Trick Pony

Portfolio of Time
Definite Services

Recognition - Number One In Our Industry

BERKSHIRE HATHAWAY INC.

Industry Ranking

2003

Social Responsibility

1

Innovation

1

Investment Value

1

Use of Corporate Assets

1

Employee Talent

1

Financial Soundness

1

Quality of Services

1

Quality of Management

1

1

Overall

22,029

54,936

130,000

Registrants

Yellow Technologies
Innovative & Award-winning Solutions

Market Value

$ 350 Million

$ 800 Million

$2.0 Billion

$ 200 Million SCST

$ 140 Million SCST

A Bold Strategic Combination

Building for the Future

Roadway Transaction –
The Right Strategy, the Right Partner

Right Strategy

World-class transportation brands

Broader capabilities

Increased capacity

Non-asset solutions to larger base of customers

More effective technology investment

Focus on growth

Right Partner

Strong brand equity

Strong operating performance

Significant synergies available

Large customer base with limited overlap

Right Time

Both companies are solidly profitable

Roadway management team supportive of strategy

5-year labor agreement

Favorable financial markets

Potential of economic recovery

Substantial operating leverage

Incremental margins of 15 – 20%

Roadway Transaction – The Right Time

Ensuring Success

Maintain separate networks

Maintain customer contacts

Invest and build brands

Implement incremental technology change

Focus on growth

AnalystsMeeting

Dan Churay

Senior Vice President, General Counsel and Secretary, Yellow Corporation

Don Barger

Senior Vice President and Chief Financial Officer, Yellow Corporation

Transaction Timeline

Acquisition Timeline Update

Department of Justice review

Second request received on August 18

Currently providing responses

SEC process

Preliminary proxy filed on August 19

Record date established for October 16

Shareholder vote likely in fourth quarter

Closing targeted for fourth quarter

Financing Timeline Update

July 8 - Agreement announced

August 4 - $250 million 5% Contingent Convertible Senior Notes

DOJ Clearance - $150 million High Yield Senior Notes

At Closing

Secured facility (revolver, term loan, LOC collateral)

$300 million liquidity

(millions)

(1) - $225 million of notes marked to fair value of $252 million as part of purchase accounting.

(2) - Total debt amount may vary.

Anticipated Capital Structure at Closing

Debt structure provides flexibility at attractive terms

ABS borrowings

$103

Term loan

175

Convertible notes

250

New senior unsecured notes

150

Roadway senior unsecured notes

252

(1)

Industrial development bonds

14

Total debt

$944

(2)

All-in cost of debt of approximately 7%

Pro Forma Leverage

Both companies will continue to reduce debt

Free cash flow generation allows for rapid debt reduction

NOPAT return on capital above cost of capital within 12 months of closing

Debt to EBITDA

Debt to Capital

Required Accretion Synergies

2004

Consensus

Yellow

$2.74/share

Roadway

$3.10/share

Yellow Roadway assumptions

Shares

50 million

Interest expense

$65 million

Required synergies

$30 million

Required Accretion Synergies (cont’d)

Required synergies for NOPAT return to be greater than WACC

Yellow Roadway expected WACC

10%

Pro Forma committed capital at June 30, 2003

Debt

$950 million

Equity

$850 million

Capital

$1,800 million

Consensus synergy requirement

$30 million

Synergy Update

Early September - Synergy cost reduction teams established

13 teams - joint Yellow Roadway

Cost reduction run rate $45 - $125 million within one year

Update on third quarter 2003 conference call

Target is at least 5% of costs ($300+ million)

Near-Term and Longer-Term Synergies

Examples of near-term conservative case synergies:

Purchased transportation (rail, ocean, air, cartage)

Duplicate support infrastructure

Equipment and parts purchasing

Technology acquisition & licensing (no systems integration required)

Best practices opportunities

Examples of longer-term synergies:

Optimization of linehaul networks and terminal efficiency

Moving toward common technology systems

Common equipment maintenance systems

Market Reaction

Yellow stock performance since announcement

Market Reaction

Yellow 5% convertible senior note pricing

Transaction Terms and Structure

Transaction value

Consideration

(1) Leases capitalized at 5.0x.

$48 per share

Equity value: $961 million

Total enterprise value: $1.2 billion

Adjusted total enterprise value: $1.5 billion (1)

50% cash and 50% Yellow stock

Roadway shareholders will be given a right to
elect cash or stock for each share they own

Following election, cash and stock will be pro rata
amongst shareholders (i.e., in aggregate
approximately 50% stock and 50% cash)

$51.60

$24.95

60-day avg price

as of 7/8/03

20-day avg price

Transaction Terms and Structure (cont’d)

Value per Roadway share assuming 50% stock / 50% cash consideration

$44.00

$45.00

$46.00

$47.00

$48.00

$49.00

$50.00

$51.00

$52.00

$53.00

$54.00

$18.00

$20.00

$22.00

$24.00

$26.00

$28.00

$30.00

$32.00

Yellow 20-trading day average stock price

Collar

$21.21

$28.69

$30.28

as of 10/1/03

Questions&Answers

AnalystsMeeting

James Welch

President and CEO, Yellow Transportation

Mike Smid

Executive Vice President and Chief Administrative Officer, Yellow Transportation

The Yellow Transportation Mission

To be the leading provider of
guaranteed, time-definite, defect-free,
hassle-free transportation services for
business customers worldwide.

Reengineering the Business

Design a network to support a multiple service portfolio

Reduce fixed costs

Optimize variable cost

Improve customer focus and quality of services

The Path

The variable speed network

Capital optimization

Variable cost component management

Standard engineered process

Variable Speed

Network

System Bills by Service Standard

Exact Express Weekly Revenue History
First Quarter 1999-2003

Network Systems
Sysnet Demonstration

Capital Optimization

Reduce capital demand

Improve utilization

* includes leased sleepers

** year-end projection

Tractor Count at Year End

Yellow Transportation, Inc. - Combined L/H Tractors* and City Power

7,000

8,000

9,000

10,000

11,000

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003**

* includes 2003 L/H and city trailer purchases made in 2002

** year-end projection

Yellow Transportation, Inc. - Combined L/H and City Trailers

Trailer Count at Year End

28,000

30,250

32,500

34,750

37,000

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002*

2003**

*  year-end projection

Yellow Transportation, Inc.

Mechanic Count at Year End

800

900

1,000

1,100

1,200

1,300

1,400

1,500

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003*

Variable Cost Management

Labor optimization

Service performance

CGB Breakbulk Status Report – 9/01/03-9/14/03

Variable Cost Management
Vital Signs

Demonstration

Engineered Systems - ISO 9001-2000

Sample E-mail

Sample Key Initiative

Sample
Archive

Consumer Centric Initiative (CCI)

Terminal Operating System

AnalystsMeeting

Lynn Caddell

President, Yellow Technologies

To make global commerce work
by connecting people, places
and information.

The Yellow Core Purpose

The Yellow Technologies Mission

To provide innovative information
solutions and exceptional technology
services that create a competitive
advantage for Yellow businesses.

The Yellow Technologies Difference

Driven by the business

Prioritized by the business

No technology for technology’s sake

Technology has a seat at the table

Management teams tightly integrated

Part of the decision-making process

Innovative Information Solutions

Customers

MyYellow.com

Customer Service Centers

Exact Express -- ease of engagement

Innovative Information Solutions

Operations

Sysnet

Stats and Docs

Manpower planning

Employees

Sales information tools

Intranet

Exceptional Technology Services

System availability

Enterprise architecture

Leverage domain expertise

Easy to do business with

Secure environment

130,000 registered customers

Creating a Competitive Advantage

Operational Efficiency

Efficient variable-speed
network

Industry-leading cost
management systems

Impact

One network serving multiple
markets

80% of costs variable with
business volumes

Customer Interface

World-class Customer
Service Centers

Impact

High customer satisfaction

An inside look at the Yellow
Customer Service Centers

Recognized for Excellence

Looking Ahead

RFID

Data warehouse

Joint applications with Roadway

AnalystsMeeting

Jim Ritchie

President and CEO, Meridian IQ

The Meridian IQ Mission

To be the recognized leader
in transportation solutions
management.

Covering the Basics

What is Meridian IQ?

A global transportation management company

What do you do?

We plan and coordinate the movement of goods throughout the world

How do you create value?

We design, implement and manage global transportation solutions via any mode, anywhere, any time that provide economic value and peace of mind for our clients

What makes you different from your competitors?

People, processes and technology, combined with broad service offerings, geographic coverage, and volume leverage.

Lastly, we’ll guarantee the results!

Any mode, anywhere, at any speed

Meridian IQ

Formed in 2002 as a non-asset transportation solutions provider

Combined several existing businesses within the Yellow
company portfolio

Headquartered in Overland Park

445 employees

8,500 customers

10 dedicated global offices

Gross billings have doubled to a 2003
projection of $200 MM

Profitable

Understanding the Needs of the Market

Insourcing

A large gap between the ROI promised and reality

Lack of transportation management expertise exacerbates
the ROI failure

Too much investment sitting on a shelf

Outsourcing

Outsourcing requires actions that are difficult to reverse
should a customer become dissatisfied with a 3PL

Customers are sensitive to the loss of control when
outsourcing to a 3PL

Global capabilities are a critical decision criteria when a
company selects a transportation solutions provider

Transportation Management

Hosted Technology
Managed Transportation
Consulting Services

Global Freight
Forward’g / Brokerage

Multi-Modal Brokerage
Services

Domestic Forwarding & Expedited Services

Business Structure

Target Market

Fortune 300 and below

Transactual

Global Freight
Forward’g / Brokerage

Domestic Forwarding & Expedited Services

Multi-Modal Brokerage
Services

Transportation Management

Hosted Technology
Managed Transportation Consulting Services

The Services We Provide

Contractual

Farming transactual clients to establish contractual solutions

Meridian IQ Strategy

Bridging the gap between insourcing and outsourcing

Outsource

Insource

Logistics
Managers

Fortune 300

Fortune

300 - 2000

Less Than

Fortune 2000

(<$300M
Rev)

Meridian IQ

100s Software

Companies

100s Logistics

Providers

Technology
Developers

Solutions for an underserved market

Value Drivers for the Client

Ability to acquire industry-leading technology at very
competitive pricing

Key personnel are focused on strategies other than
transportation management

Flexible solutions focused on business processes vs. full
functional outsourcing required by traditional 3PLs

Leveraged purchasing power on all modes

Shared resource management vs. traditional dedicated
management

One-stop shopping – technology, expert resources,
expedited, global, multi-modal, strategy

Sales Process

Highly complex buy process with multiple buyers
and stakeholders

Decision is usually made at a VP level or higher

Process usually takes a minimum of six months

Significant cost to prepare a proposal

Each contract is customized to the client’s specific
requirements

Finishing second pays zero

Value Model

Value Drivers

Best practice

Meet predefined objectives

Measure results, not activity

Target Value

Express results in customer-centered metrics

A defined approach ensures we deliver the value promised
and the ROI expected by our clients

Strategic

Planning

Network

Configuration

Manage

Operations

Business

Intelligence

Continuous

Improvement

Case Study

Consumer Products and Auto Supplier

Aggressive growth via acquisition

Moving from a decentralized to centralized environment

17 U.S. and Mexico plants that managed transportation
independent of each other

Outsourced one of their plants to MegaSys 7 years ago

Typical shipper from mode perspective

Consumer Products and Auto Supplier

Client Objectives:

Reduce transportation expenses by 10%

Create a compliant environment

Gain access to leading technology without the investment

Achieve ROI in 2003

Establish framework to standardize processes and share best
practices

Intercompany Synergy

Current modal usage: air expedite, ground expedite,
customs brokerage, international, freight brokerage,
auditing fees, truckload, LTL, small package, vendor
truck, inter-plant

Current spend: in excess of $65 million

Yellow/Roadway current revenue: less than 1%

Potential Yellow Roadway revenue: 30%

Value Proposition

Transportation savings of 14%

Technology ensures compliance

Client gains optimization efficiencies from Power TMS

ROI begins in Q-4 of this year!

Management team standardizes processes and shares
best practices

Economic results are guaranteed

AnalystsMeeting

Greg Reid

Senior Vice President and Chief Marketing Officer, Yellow Corporation

Marketing

Understand market trends and customer need

Monitor customer behavior

Create strategic direction

Translate into communication positioning

Brand

The promise and delivery of an experience that the target
market finds engaging and fulfilling

Goal not to simply meet expectations but to exceed
expectations

Customer

(Consumer)

Service Profit Chain

Profit
and
Growth

Build External
Consumer
Satisfaction
and Loyalty

Create Service
Quality
and Value

Build Internal
Customer
Satisfaction

Len Slesinger

Fact-Based Decision Making

Consumer-oriented metrics are at the heart of our
ongoing Transformation

Ensures listening to all audiences

Statistically valid performance monitoring

Challenge conventional thinking

Voice of the Consumer Research

Monthly Consumer Satisfaction Tracking (CSAT)

Over 500 monthly phone interviews

Respondents have “most day-to-day contact” with
transportation providers

Respondents evaluate all services: Standard Ground,
Exact Express, Definite Delivery, Yellow GPS, and
Canada service

Projectable results

Voice of the Consumer Research (cont.)

Consumer Value Analysis (CVA)

Quarterly market/competitor analysis involving over 700
decision makers

All key companies evaluated

Blind study

Projectable results

Key Findings

Time constrained professionals with multiple responsibilities

Value “One Stop Shop” concept

Needs for multiple services beyond traditional LTL

Requires the value of premium specialty services

Superior value creates loyalty

Consumer Value Model

The weight of the line denotes the impact of that attribute on Overall Quality and Competitively Priced

Interactions

Overall

Quality

Competitively

Priced

SOURCE:  2002 Fall CVA

Handling

Tracking Info

Transit Times

Pick Up

Willing to

Negotiate Price

Market Breadth

Consumer Value Model

Quality + Price = Value

Overall

Quality

Value

Competitively

Priced

34%

66%

SOURCE:  2002 Fall CVA

Value Map 1997

Value Map Fall 2002

Positioning

THE BOSS

CHOSE OUR COLOR.

THE BOSS

WAS COLOR BLIND.

IN 1924

YOU DIDN’T CORRECT

THE BOSS.

YELLOW

YELLOW

GREAT AT
SHIPPING.

TERRIBLE AT
COLOR.

BLUE

GREEN

MAKES YOU WANT TO SHIP
SOMETHING.  DOESN’T IT.

Cause Marketing

Sponsorship Marketing

Motorsports Schedule

2003 NASCAR BUSCH SERIES SCHEDULE

Feb. 15: Daytona International Speedway

Feb. 22: North Carolina Speedway

March 1: Las Vegas Motor Speedway

March 15: Darlington Raceway

March 22: Bristol Motor Speedway

March 29: Texas Motor Speedway

April 5: Talladega Superspeedway

April 12: Nashville Superspeedway

April 26: California Speedway

May 2: Richmond International Raceway

May 10: Gateway International Raceway

May 18: Nazareth Speedway

May 24: Lowe's Motor Speedway

May 31: Dover International Speedway

June 7: Nashville Superspeedway

June 14: Kentucky Speedway

June 29: The Milwaukee Mile

* Race took place in May in 2002 as non-companion race.

July 4: Daytona International Speedway

July 12: Chicagoland Speedway

July 19: New Hampshire International Speedway

July 26: Pikes Peak International Raceway

Aug. 2: Indianapolis Raceway Park

Aug. 16: Michigan International Speedway

Aug. 22: Bristol Motor Speedway

Aug. 30: Darlington Raceway

Sept. 5: Richmond International Raceway

Sept. 20: Dover International Speedway

Oct. 4: Kansas Speedway

Oct. 10: Lowe's Motor Speedway

Oct. 18: Memphis Motorsports Park

Oct. 25: Atlanta Motor Speedway

Nov. 1: Phoenix International Raceway

Nov. 8: North Carolina Speedway

Nov. 15: Homestead-Miami Speedway

Competitive Positioning

AnalystsMeeting